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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                           JACKSONVILLE BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          Federal                       000-49792               33-1002258
------------------------------       -------------        ---------------------
(State or Other Jurisdiction)         (Commission            (I.R.S. Employer
      of Incorporation)                 File No.)           Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                     62651
-----------------------------------------------                 ------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                (a) On October 19, 2004, the Registrant elected to change its outside accounting firm, McGladrey & Pullen, LLP ("McGladrey & Pullen"), effective following the completion of the 2004 year end audit. The Registrant intends to engage BKD, LLP ("BKD") as its new outside accounting firm. The decision to change accounting firms was made by the audit committee of the Board of Directors and ratified by the Board of Directors.

                 McGladrey & Pullen's report on the consolidated financial statements of the Registrant for each of the two years in the period ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2003 and the interim period through the date of this Report, the Registrant had no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

                 None of the reportable events described by Item 304(a)(1)(v) of Regulation S-K has occurred.

                 The Registrant has provided McGladrey & Pullen a copy of the disclosures contained in this Report, which was received by McGladrey & Pullen on the date of this Report. The Registrant has requested McGladrey & Pullen to furnish the Registrant with a letter in response to Item 304(a) of Regulation S-K. Such letter is included in this Report as Exhibit 16.1.

                (b) BKD was engaged by the Registrant on October 19, 2004 to audit the consolidated financial statements of the Registrant as of and for the year ended December 31, 2005. During the two years ended December 31, 2003 and the subsequent interim period through the date of this Report, the Registrant did not consult with BKD regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of businesses acquired. Not Applicable.

        (b)     Pro forma financial information. Not Applicable.

        (c)     The following Exhibit is attached as part of this report:

                16.1 Letter of McGladrey & Pullen, LLP regarding change in certifying accountant

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       JACKSONVILLE BANCORP, INC.


DATE: October 22, 2004                 By: /s/ Richard A. Foss
                                          --------------------------------------
                                          Richard A. Foss
                                          President and Chief Executive Officer